EXHIBIT 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of NetIQ Corporation, a Delaware corporation (the “Company”), on Form 10-K for the year ending June 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), Charles M. Boesenberg, Chief Executive Office and James A. Barth, Chief Financial Officer of the Company, each certifies pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES M. BOESENBERG
Charles M. Boesenberg Chief Executive Officer
September 26, 2002

/s/ JAMES A. BARTH
James A. Barth Chief Financial Officer
September 26, 2002